UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2006

THE GENLYTE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-16960	22-2584333

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY	40223

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	502-420-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2006, the Compensation Committee of the Board of Directors of The Genlyte Group Incorporated approved a change to the fees payable to members of its Board of Directors who are not employees of the Company and are not affiliated with one of the Company’s principal stockholders. Previously, each independent director received an annual retainer of $17,500, plus $2,500 for each Board of Director’s meeting attended. The potential total compensation was $30,000. Effective January 1, 2007, each independent director will receive an annual retainer of $36,000, which will represent full compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Genlyte Group Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED

(Registrant)

Date: December 19, 2006

/s/ William G. Ferko
Name: William G. Ferko
Title: Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

None